UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06087

Salomon Brothers Series Funds, Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 446-1013

Date of fiscal year end: December 31

Date of reporting period: December 31, 2005

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

EXPERIENCE

ANNUAL REPORT

December 31, 2005

Salomon Brothers

Investment Series

Cash Management Fund

New York Municipal

Money Market Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED  •  NO BANK GUARANTEE  •  MAY LOSE VALUE

Salomon Brothers Investment Series

Cash Management Fund

New York

Municipal Money Market Fund

Annual Report  •  December 31, 2005

What’s

Inside

Under a licensing agreement between Citigroup and Legg Mason, the names of funds, the names of any classes of shares of funds, and the names of investment advisers of funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi” and “Citigroup Asset Management”. Legg Mason and its affiliates, as well as the Funds’ investment manager, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

Letter from the Chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

Despite numerous obstacles, including rising short-term interest rates, surging oil prices, a destructive hurricane season and geopolitical issues, the U.S. economy continued to expand at a healthy pace during the reporting period. After a 3.8% advance in the first quarter of 2005, gross domestic product (“GDP”)i growth was 3.3% during the second quarter and 4.1% in the third quarter. While fourth quarter figures have not yet been released, another slight gain is anticipated.

Given the strength of the economy and inflationary pressures, the Federal Reserve Board (“Fed”)ii continued to raise interest rates throughout the period. After raising rates five times from June 2004 through December 2004, the Fed increased its target for the federal funds rateiii in 0.25% increments eight additional times over the reporting period. This represents the longest sustained Fed tightening cycle since the 1970s. All told, the Fed’s thirteen rate hikes have brought the target for the federal funds rate from 1.00% to 4.25%. After the end of the Funds’ reporting period, at its January meeting, the Fed once again raised its target for the federal funds rate by 0.25% to 4.50%.

As the year began, it was widely expected that both short- and long-term yields would rise. This panned out with short-term rates, as two-year Treasury yields rose from 3.08% to 4.41% over the 12-month period ended December 31, 2005. However, while there were periods of volatility, over the same period long-term yields experienced only a modest increase, moving from 4.24% to 4.37%. In late December, the yield curve inverted, as the yield on two-year Treasuries surpassed that of 10-year Treasuries. This anomaly has historically foreshadowed an economic slowdown or recession.

Salomon Brothers Investment Series         I

Given the steady increase in short-term rates, the yields available from money market instruments steadily rose over the one-year reporting period.

Please read on for a more detailed look at prevailing economic and market conditions during the Funds’ fiscal year and to learn how those conditions have affected the Funds’ performance.

Special Shareholder Notice

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Funds’ investment manager (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Funds’ existing investment management contracts to terminate. The Funds’ shareholders approved a new investment management contracts between the Funds and the Manager, which became effective on December 1, 2005.

Information About Your Funds

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Funds’ Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Funds’ response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Funds have been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Funds and their Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

II         Salomon Brothers Investment Series

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

February 2, 2006

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

Salomon Brothers Investment Series         III

Manager Overview

Salomon Brothers Cash Management Fund

Q. What were the overall market conditions during the Fund’s reporting period?

A. In many ways, the marketplace in 2005 was similar to that in 2004. Steadily rising short-term interest rates, higher oil prices, and a strong economy all posed threats to fixed income prices. The U.S. economy continued its solid growth in 2005 and finished the year on a respectable note, as holiday sales appeared to meet expectations. While the economy in the second half of the year faced several negative shocks - higher energy prices, hurricane losses and rising interest rates, gross domestic product (“GDP”)i did manage to grow 4.1% in the third quarter and market participants are nevertheless expecting another firm report for the fourth quarter.

As anticipated, the Federal Reserve Board (“Fed”)ii continued to raise short-term interest rates at a measured pace during the reporting period. Since the Fed began its tightening cycle in June 2004, it has raised the federal funds rateiii thirteen times, bringing the rate from 1.00% to 4.25% at the end of 2005. This caused short-term yields to rise sharply. After the end of the Fund’s reporting period, at its January meeting, the Fed once again raised its target for the federal funds rate by 0.25% to 4.50%. Over the 12-month period ended December 31, 2005, three-month U.S. Treasury bill yields rose from 2.21% to 4.07%, while 3 month LIBOR rose from 2.56% to 4.54%. However, as was the case in 2004, longer-term yields were relatively stable or fell modestly during the reporting period. This was due to relatively benign inflation and continued strong demand by a host of investors.

Performance Review

As of December 31, 2005, the seven-day current yield for Class A shares of the Salomon Brothers Cash Management Fund was 3.86% and its seven-day effective yield, which reflects compounding, was 3.93%.1

Both yields include a voluntary waiver of the management fee and expense reimbursements. This waiver and expense reimbursement may be reduced or terminated at any time. Absent this waiver and expense reimbursement, the seven-day current yield would have been 3.34% and the seven-day effective yield would have been 3.41% for Class A shares.

[1]	The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

Salomon Brothers Investment Series 2005 Annual Report         1

Salomon Brothers Cash Management Fund Yields as of December 31, 2005 (unaudited)

	Seven-Day Current Yield[2]	Seven-Day Effective Yield[2]
Class A Shares	3.86%	3.93%

Class B Shares	3.86%	3.93%

Class C Shares	3.86%	3.93%

Class O Shares	3.86%	3.93%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.
Current reimbursements and/or fee waivers are voluntary, and may be reduced or terminated at any time. Absent these reimbursements and/or waivers, for Class A shares, the seven-day current yield would have been 3.34% and the seven-day effective yield would have been 3.41%. For Class B shares, the seven-day current yield would have been 3.53% and the seven-day effective yield would have been 3.60%. For Class C shares, the seven-day current yield would have been 3.61% and the seven-day effective yield would have been 3.68%. For Class O shares, the seven-day current yield would have been 2.24% and the seven-day effective yield would have been 2.31%.

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Q. What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. Although the Fed continued to steadily raise the targeted federal funds rate over the fiscal year, we lengthened the average maturity of the Fund over the second half of the reporting period. This was done as attractive extension opportunities arose.

What were the leading detractors from performance?

A. Through the reporting period we maintained a high quality, diversified portfolio supported by thorough credit analysis. We did not invest in any securities that were detrimental to the performance of the Fund.

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes to the portfolio, although, similar to last year, we employed longer dated bank obligations to extend the Fund’s average maturity.

[2]	The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

2         Salomon Brothers Investment Series 2005 Annual Report

Thank you for your investment in the Salomon Brothers Cash Management Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Kevin Kennedy

Portfolio Manager

February 2, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

Salomon Brothers Investment Series 2005 Annual Report         3

Manager Overview

Salomon Brothers New York Municipal Money Market Fund

Q. What were the overall market conditions during the Fund’s reporting period?

A. As was the case in 2004, over the 12-month reporting period the bond market was affected by rising short-term interest rates, higher oil prices, and a strong economy. However, despite these challenges, for the second year in a row the bond market surpassed many investors’ expectations. During the period, the overall bond market, as measured by the Lehman Brothers Aggregate Bond Indexi, rose 2.43% and the municipal bond, as measured by the Lehman Brothers Municipal Bond Indexii, gained 3.51% over the same period.

The Federal Reserve Board (“Fed”)iii met eight times in 2005 and raised short-term interest rates 0.25% at each of these meetings. Since the Fed began its tightening cycle in June 2004, it has raised the federal funds rateiv thirteen times, bringing it from 1.00% to 4.25% at the end of 2005. After the end of the Fund’s reporting period, at its January meeting, the Fed once again raised its target for the federal funds rate by 0.25% to 4.50%. As a result, short-term yields rose sharply during the year. This helped the yields available from money market securities to steadily rise throughout the period. As a result, investor demand for taxable and tax-free money markets funds was strong in 2005.

Performance Review

As of December 31, 2005, the seven-day current yield for Class A shares of the Salomon Brothers New York Municipal Money Market Fund was 2.93% and its seven-day effective yield, which reflects compounding, was 2.97%.1

Salomon Brothers New York Municipal Money Market Fund Yields as of December 31, 2005 (unaudited)

	Seven Day Current Yield[1]	Seven Day Effective Yield[1]
Class A Shares	2.93%	2.97%

Class O Shares	2.91%	2.95%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

[1]	The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

4         Salomon Brothers Investment Series 2005 Annual Report

Q. What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. Throughout the reporting period, the Fund held a selective mix of municipal notes and Variable Rate Demand Notes (short term tax exempt instruments whose interest rates reset daily or weekly). Given this positioning, the Fund was able to generate incremental yield in the rising short-term interest rate environment.

Q. What were the leading detractors from performance?

A. There were no meaningful detractors to results over the reporting period.

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes to the Fund during the period.

Thank you for your investment in the Salomon Brothers New York Municipal Money Market Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Charles K. Bardes Co-Portfolio Manager	Thomas A. Croak Co-Portfolio Manager

February 2, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Certain investors may be subject to the Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal advisor.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ii	The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.

iii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

Salomon Brothers Investment Series 2005 Annual Report         5

Fund at a Glance (unaudited)

Salomon Brothers Cash Management Fund

6         Salomon Brothers Investment Series 2005 Annual Report

Fund at a Glance (unaudited) (continued)

Salomon Brothers New York Municipal Money Market Fund

Salomon Brothers Investment Series 2005 Annual Report         7

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2005 and held for the six months ended December 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Salomon Brothers Cash Management Fund

Based on Actual Total Return(1)

	Actual Total Return(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(3)
Class A	1.65%	$1,000.00	$1,016.50	0.55%	$2.80

Class B	1.65	1,000.00	1,016.50	0.55	2.80

Class C	1.65	1,000.00	1,016.50	0.55	2.80

Class O	1.65	1,000.00	1,016.50	0.55	2.80

(1)	For the six months ended December 31, 2005.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of voluntary fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

8         Salomon Brothers Investment Series 2005 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Salomon Brothers Cash Management Fund

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,022.43	0.55%	$2.80

Class B	5.00	1,000.00	1,022.43	0.55	2.80

Class C	5.00	1,000.00	1,022.43	0.55	2.80

Class O	5.00	1,000.00	1,022.43	0.55	2.80

(1)	For the six months ended December 31, 2005.
(2)	Expenses (net of voluntary fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Salomon Brothers Investment Series 2005 Annual Report         9

Fund Expenses (unaudited) (continued)

Example

As a shareholder of the Fund, you may incur two types of costs (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2005 and held for the six months ended December 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Salomon Brothers New York Municipal Money Market Fund

Based on Actual Total Return(1)

	Actual Total Return(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(3)
Class A	1.05%	$1,000.00	$1,010.50	0.52%	$2.64

Class O	1.03	1,000.00	1,010.30	0.56	2.84

(1)	For the six months ended December 31, 2005.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Past performance is no guarantee of future results.
(3)	Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

10         Salomon Brothers Investment Series 2005 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Salomon Brothers New York Municipal Money Market Fund

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,022.58	0.52%	$2.65

Class O	5.00	1,000.00	1,022.38	0.56	2.85

(1)	For the six months ended December 31, 2005.
(2)	Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Salomon Brothers Investment Series 2005 Annual Report         11

Schedules of Investments (December 31, 2005)

SALOMON BROTHERS CASH MANAGEMENT FUND

Face Amount	Security	Value

Certificates of Deposit — 2.1%
$400,000	Wells Fargo Bank NA, 4.290% due 1/24/06	$400,000

Certificates of Deposit (Yankee) — 22.3%
400,000	Calyon NY, 4.255% due 2/1/06	400,000
800,000	Credit Suisse First Boston NY, 4.355% due 9/28/06	800,000
	Depfa Bank PLC:
500,000	4.160% due 8/4/06	500,000
550,000	4.220% due 8/11/06	550,000
500,000	Deutsche Bank NY, 4.155% due 8/2/06	500,011
400,000	Societe Generale Cayman, 4.310% due 1/31/06	400,000
400,000	Svenska Handelsbanken NY, 4.360% due 2/14/06	400,000
650,000	UBS AG Stamford CT, 4.310% due 1/31/06	649,985

	Total Certificates of Deposit (Yankee)	4,199,996

Commercial Paper (a) — 70.0%
450,000	Aquinas Funding LLC, 4.562% due 5/22/06 (b)	442,139
550,000	Bank of America Corp., 4.337% due 1/30/06	548,086
400,000	Beethoven Funding Corp., 4.329% due 1/12/06 (b)	399,473
400,000	Belmont Funding LLC, 4.376% due 1/20/06 (b)	399,080
400,000	Berkeley Square Finance LLC, 4.365% due 1/11/06 (b)	399,517
400,000	Brahms Funding Corp., 4.383% due 1/25/06 (b)	398,837
850,000	Danske Corp., Series A, 4.134% due 2/13/06	845,868
1,150,000	Ebury Finance LLC, 4.335% due 1/12/06 (b)	1,148,482
400,000	Eiffel Funding LLC, 4.374% due 1/17/06 (b)	399,225
400,000	Fenway Funding LLC, 4.379% due 1/30/06 (b)	398,598
850,000	Ford Credit Floorplan Motown, Master Owner Trust, Motown Notes, Series 2002-1A, 4.143% due 1/13/06 (b)	848,838
1,150,000	Giro Balanced Funding Corp., 4.336% due 1/13/06 (b)	1,148,344
950,000	Grampian Funding LLC, 4.040% due 3/21/06 (b)	941,745
400,000	Monument Gardens Funding LLC, 4.416% due 2/24/06 (b)	397,378
450,000	Ormond Quay Funding LLC, 4.271% due 1/23/06 (b)	448,834
550,000	Park Sienna LLC, 4.424% due 1/5/06	549,730
450,000	Polonius Inc., 4.494% due 4/18/06 (b)	444,102
1,150,000	Silver Tower US Funding LLC, 4.342% due 1/6/06 (b)	1,149,308
450,000	Stanfield Victoria Funding, 4.451% due 3/15/06 (b)	445,994
400,000	Stratford Trust, 4.338% due 1/23/06 (b)	398,946
400,000	Westpac Capital Corp., 4.605% due 6/15/06 (b)	391,750
655,000	White Pine Finance LLC, 4.311% due 4/18/06 (b)	646,785

	Total Commercial Paper	13,191,059

Municipal Bond — 2.2%
420,000	District of Columbia University Revenue, 4.450%, 1/5/06 (c)	420,000

See Notes to Financial Statements.

12         Salomon Brothers Investment Series 2005 Annual Report

Schedules of Investments (December 31, 2005) (continued)

Face Amount	Security	Value

Repurchase Agreement — 3.3%
$613,000	Interest in $405,369,000 joint tri-party repurchase agreement dated 12/30/05 with Greenwich Capital Markets Inc., 4.280% due 1/3/06; Proceeds at maturity — $613,292; (Fully collateralized by various U.S. government obligations, 0.000% to 9.375% due 1/11/06 to 11/15/30; Market value — $625,263) (Cost —$613,000)	$613,000

	TOTAL INVESTMENTS — 99.9% (Cost — $18,824,055#)	18,824,055
	Other Assets in Excess of Liabilities — 0.1%	25,042

	TOTAL NET ASSETS — 100.0%	$18,849,097

(a)	Rates shown represents yield-to-maturity on date of purchase.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.
(c)	Variable rate demand obligations have a demand feature under which the Fund could tender them back to the issuer on no more than 7 days notice. Date shown is the date of the next interest rate change.
#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report         13

Schedules of Investments (December 31, 2005) (continued)

SALOMON BROTHERS NEW YORK MUNICIPAL MONEY MARKET FUND

Face Amount	Ratings‡	Security	Value

Education — 8.5%
		New York State Dormitory Authority Revenue:
$1,755,000	A-1+	Cornell University, Series A, SPA-JPMorgan Chase Bank, 3.450%, 1/5/06 (a)	$1,755,000
1,115,000	A-1+	Cornell University, Series B, LOC-JPMorgan Chase Bank, 3.450%, 1/5/06 (a)	1,115,000
2,195,000	AA	New York State Dormitory Authority, Personal Income Tax Revenue, State Facilities and Equipment, Series A, 4.000% due 3/15/06	2,201,896

		Total Education	5,071,896

Finance (a) — 8.7%
580,000	A-1+	Nassau County, NY, Interim Finance Authority, Sales Tax Revenue\FSA-Insured, Series A, SPA-Dexia Credit Local, 3.500%, 1/4/06	580,000
		New York City, NY, TFA:
		NYC Recovery:
1,000,000	A-1+	Series 1, Subordinated Series 1E, Credit Enhanced by Bayerische Landesbanken, 3.480%, 1/4/06	1,000,000
500,000	A-1+	Series 3, Subordinated Series 3-G, SPA-Bank of New York, 3.540%, 1/4/06	500,000
900,000	A-1+	Revenue, Future Tax Secured, Series C, LIQ-Landesbank Baden-Wurttemberg, 3.540%, 1/4/06	900,000
290,000	A-1+	Revenue, New York City Recovery Project, Series 3, Subseries 3-H, SPA-Royal Bank of Canada, 3.750%, 1/3/06	290,000
1,920,000	A-1+	Subordinated Series 2-D, LIQ-Lloyds Bank, 3.540%, 1/4/06	1,920,000

		Total Finance	5,190,000

General Obligation (a) — 8.5%
		New York City, NY, GO:
2,400,000	A-1+	Series F-6, LOC-Morgan Guaranty Trust, 3.550%, 1/4/06	2,400,000
200,000	A-1+	Subseries F-4, 3.470%, 1/5/06	200,000
2,500,000	A-1	Puerto Rico Commonwealth, Government Development Bank, GO, MBIA-Insured, SPA-Credit Suisse, 3.400%, 1/4/06	2,500,000

		Total General Obligation	5,100,000

Hospitals (a) — 2.3%
1,000,000	A-1+	New York State Dormitory Authority Revenue, Mental Health Services\Sub-Series D-2C, MBIA-Insured, SPA-Landesbank Baden-Wuerttemberg, 3.520%, 1/5/06	1,000,000
360,000	A-1+	Orange County, NY, IDA, Civic Faciltiy Revenue, Horton Medical Center, Series A, FSA-Insured, SPA-Fleet Bank NA, 3.460%, 1/5/06	360,000

		Total Hospitals	1,360,000

Housing: Multi-Family (a) — 17.8%
		New York City, NY, HDC:
2,550,000	A-1+	MFH Rent Revenue, First Avenue Development, Series A, FNMA-Collateralized, 3.600%, 1/4/06 (b)	2,550,000

See Notes to Financial Statements.

14         Salomon Brothers Investment Series 2005 Annual Report

Schedules of Investments (December 31, 2005) (continued)

Face Amount	Ratings‡	Security	Value

Housing: Multi-Family (a) — 17.8% (continued)
		MFH Revenue:
$1,700,000	A-1+	Morris Avenue Apartments, Series A, HSBC Bank USA, 3.530%, 1/4/06 (b)	$1,700,000
300,000	A-1	Peter Cintron Apartments, Series C, LOC-KeyBank N.A., 3.540%, 1/4/06 (b)	300,000
1,300,000	A-1+	Multi-family Rent Housing Revenue, One Columbus Place Development, Series A, FNMA-Collateralized, 3.600%, 1/4/06 (b)	1,300,000
1,000,000	A-1+	Related Monterey, Series A, FNMA-Collateralized, 3.360%, 1/4/06	1,000,000
800,000	A-1+	Revenue, Parkgate Development Project, Series A, FNMA-Collateralized, 3.500%, 1/4/06	800,000
1,000,000	VMIG1(c)	New York State Housing Finance Agency Revenue, North End Avenue Housing, Series A, LOC-Landesbank Hessen-Thuringen Grozentrele, 3.560%, 1/4/06	1,000,000
2,000,000	A-1+	New York State Mortgage Agency Revenue, Homeowner Mortgage, Series 115, SPA-Dexia Credit Local, 3.530%, 1/4/06 (b)	2,000,000

		Total Housing: Multi-Family	10,650,000

Housing: Single Family (a) — 7.6%
		New York State Housing Finance Agency Revenue:
1,000,000	VMIG1(c)	10 Barclay Street, Series A, LIQ Fannie Mae, 3.520%, 1/4/06	1,000,000
1,130,000	A-1+	Normandie Court I Project, LOC-Landesbank Hessen Thuringen Girozentrale, 3.520%, 1/4/06	1,130,000
		New York State Housing Finance Agency, Service Contract Revenue:
1,450,000	A-1+	Refunding, Series G, LOC-Westdeutsche Landesbank, 3.560%, 1/4/06	1,450,000
1,000,000	A-1+	Series E, LOC-BNP Paribas, 3.520%, 1/4/06	1,000,000

		Total Housing: Single Family	4,580,000

Industrial Development (a) — 13.5%
125,000	P-1(c)	Dutchess County, NY, IDA, IDR, Adams Fairacre Farms, Inc., LOC-HSBC Bank USA, 3.900%, 1/5/06 (b)	125,000
600,000	A-1+	Jay Street Development Corp., Certificates Facilities Lease Revenue, New York City, Series A-2, LOC-Depfa Bank PLC, 3.760%, 1/3/06	600,000
325,000	A-1+	Jay Street Development Corp., Court Facilities Lease Revenue, Series A-2, LOC-Depfa Bank PLC, 3.460%, 1/4/06	325,000
2,770,000	VMIG1(c)	Liberty, NY, Development Corp. Revenue, 377 Greenwich LLC, LOC-Wells Fargo Bank NA, 3.450%, 1/5/06	2,770,000
1,200,000	A-1+	New York City, NY, Industrial Development Agency, Children’s Oncology Society, LOC-Bank of New York, 3.560%, 1/4/06	1,200,000
2,830,000	A-1	Suffolk County IDA, IDR, Third Project Wolf Family, Series A, LOC-HSBC Bank USA, 3.550%, 1/5/06 (b)	2,830,000
255,000	A-1+	Wyoming County IDA, IDR, American Precision Industries, Inc., LOC-HSBC Bank USA, 3.550%, 1/5/06 (b)	255,000

		Total Industrial Development	8,105,000

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report         15

Schedules of Investments (December 31, 2005) (continued)

Face Amount	Ratings‡	Security	Value

Life Care Systems (a) — 4.7%
$2,830,000	A-1+	Nassau Health Care Corp., New York Revenue, Subseries-2004, Class 2, FSA-Insured, SPA-Dexia Credit Local, 3.420%, 1/5/06	$2,830,000

Miscellaneous (a) — 6.7%
2,000,000	A-1	New York City, NY, Trust for Cultural Resources, Museum of Broadcasting, LOC-KBC Bank NV, 3.500%, 1/4/06	2,000,000
2,000,000	A-1+	New York State Local Assistance Corp., Series B, LOC-WestDeutsche LandesBank and Bayerische LandesBank, 3.330%, 1/4/06	2,000,000

		Total Miscellaneous	4,000,000

Public Facilities (a) — 1.2%
		New York State Dormitory Authority Revenue, Metropolitan Museum of Art:
470,000	A-1+	Series A, 3.500%, 1/4/06	470,000
250,000	A-1+	Series B, 3.500%, 1/4/06	250,000

		Total Public Facilities	720,000

Transportation (a) — 10.2%
		Metropolitan Transportation Authority NY Revenue:
2,200,000	A-1+	Refunding, Series G-2, AMBAC-Insured, SPA-Landesbank Hessen-Thuringen Grozentrele, 3.450%, 1/5/06	2,200,000
1,700,000	A-1+	Transportation, Subseries G-2, LOC-BNP Paribas, 3.750%, 1/3/06	1,700,000
2,200,000	A-1+	Triborough Bridge & Tunnel Authority, Revenue, Refunding, Series F, SPA-ABN Amro Bank N.V., 3.550%, 1/5/06	2,200,000

		Total Transportation	6,100,000

Water and Sewer (a) — 1.8%
1,100,000	A-1+	New York City Municipal Water Finance Authority, Series F, Sub-Series F-2, SPA-Bayerische Landesbank, 3.770%, 1/3/06	1,100,000

Utilities (a) — 7.8%
2,000,000	A-1	Long Island Power Authority, NY, Electric System Revenue, Series 7, Sub-Series 7-A, MBIA-Insured, SPA-Credit Suisse First Boston, Fortis Bank SA/NV, 3.430%, 1/4/06	2,000,000
2,675,000	A-1+	New York State Energy Research & Development Authority, Consolidated Edison Co., Sub-Series A-2, LOC-Wachovia Bank NA, 3.560%, 1/4/06	2,675,000

		Total Utilities	4,675,000

		TOTAL INVESTMENTS — 99.3% (Cost — $59,481,896#)	59,481,896
		Other Assets in Excess of Liabilities — 0.7%	425,179

		TOTAL NET ASSETS — 100.0%	$59,907,075

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise footnoted. All ratings are unaudited.
(a)	Variable rate demand obligations have a demand feature under which the Fund could tender them back to the issuer on no more than 7 days notice. Date shown is the date of the next interest rate change.
(b)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).
(c)	Rating by Moody’s Investors Service. All ratings are unaudited.
#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

16         Salomon Brothers Investment Series 2005 Annual Report

Schedules of Investments (December 31, 2005) (continued)

See page 18 for definitions of ratings.

Abbreviations used in this schedule:
AMBAC	— Ambac Assurance Corporation
FNMA	— Federal National Mortgage Association
FSA	— Financial Security Assurance
GO	— General Obligation
HDC	— Housing Development Corporation
IDA	— Industrial Development Authority
IDR	— Industrial Development Revenue
LIQ	— Liquidity Facility
LOC	— Letter of Credit
MBIA	— Municipal Bond Investors Assurance Corporation
MFH	— Multi-Family Housing
SPA	— Standby Bond Purchase Agreement
TFA	— Transitional Finance Authority

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report         17

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	— Bondsrated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	— Bondsrated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A

— Bondsrated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB

— Bondsrated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC and CC

— Bondsrated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Ba”, where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa

— Bondsrated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

— Bondsrated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

— Bondsrated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

— Bondsrated “Baa” are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

— Bondsrated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

NR	— Indicatesthat the bond is not rated by Standard & Poor’s, Moody’s; or Fitch Ratings.

Short-Term Security Ratings (unaudited)

SP-1

— Standard& Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1

— Standard& Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	— Moody’shighest rating for issues having a demand feature — VRDO.
P-1	— Moody’shighest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

18         Salomon Brothers Investment Series 2005 Annual Report

Statements of Assets and Liabilities (December 31, 2005)

	Salomon Brothers Cash Management Fund	Salomon Brothers New York Municipal Money Market Fund
ASSETS:
Investments, at amortized cost	$18,824,055	$59,481,896
Cash	132	16,212
Receivable for Fund shares sold	53,848	287,450
Interest receivable	44,026	187,513
Receivable from manager	12,736	—
Prepaid expenses	18,295	10,614

Total Assets	18,953,092	59,983,685

LIABILITIES:
Transfer agent fees payable	17,444	8,510
Payable for Fund shares repurchased	9,782	5,778
Dividends payable	8,673	5,816
Directors’ fees payable	1,250	1,123
Management fee payable	—	12,879
Accrued expenses	66,846	42,504

Total Liabilities	103,995	76,610

Total Net Assets	$18,849,097	$59,907,075

NET ASSETS:
Par value (Note 5)	$18,850	$59,907
Paid-in capital in excess of par value	18,830,247	59,847,168
Undistributed net investment income	622	—
Accumulated net realized loss on investments	(622)	—

Total Net Assets	$18,849,097	$59,907,075

Shares Outstanding:
Class A	8,140,555	3,386,029

Class B	6,071,810	—

Class C	2,516,504	—

Class O	2,121,301	56,521,034

Net Asset Value:
Class A	$1.00	$1.00

Class B	$1.00	—

Class C	$1.00	—

Class O	$1.00	$1.00

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report         19

Statements of Operations (For the year ended December 31, 2005)

	Salomon Brothers Cash Management Fund	Salomon Brothers New York Municipal Money Market Fund
INVESTMENT INCOME:
Interest	$885,413	$1,573,834

EXPENSES:
Transfer agent fees (Notes 2 and 3)	87,613	50,408
Management fees (Note 2)	54,450	138,245
Registration fees	45,231	34,479
Audit and tax	26,142	26,772
Shareholder reports (Note 3)	23,960	9,216
Custody fees	20,529	13,434
Administration fees (Note 2)	12,565	31,341
Legal fees	11,889	35,354
Directors’ fees	5,009	6,010
Insurance	374	880
Miscellaneous expenses	1,522	2,460

Total Expenses	289,284	348,599
Less: Management fee waiver, administration fee waiver and expense reimbursements (Note 2)	(141,850)	—

Net Expenses	147,434	348,599

Net Investment Income	737,979	1,225,235

Net Realized Loss on Investments	(109)	—

Increase in Net Assets From Operations	$737,870	$1,225,235

See Notes to Financial Statements.

20         Salomon Brothers Investment Series 2005 Annual Report

Statements of Changes in Net Assets (For the years ended December 31,)

Salomon Brothers Cash Management Fund	2005	2004
OPERATIONS:
Net investment income	$737,979	$325,327
Net realized loss	(109)	(513)

Increase in Net Assets From Operations	737,870	324,814

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 4):
Net investment income	(737,870)	(324,814)

Decrease in Net Assets From Distributions to Shareholders	(737,870)	(324,814)

FUND SHARE TRANSACTIONS (NOTE 5):
Net proceeds from sale of shares	76,029,112	77,731,104
Reinvestment of distributions	610,405	274,943
Cost of shares repurchased	(77,343,007)	(95,468,490)

Decrease in Net Assets From Fund Share Transactions	(703,490)	(17,462,443)

Decrease in Net Assets	(703,490)	(17,462,443)
NET ASSETS:
Beginning of year	19,552,587	37,015,030

End of year*	$18,849,097	$19,552,587

*Includes undistributed net investment income of:	$622	—

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report         21

Statements of Changes in Net Assets (For the years ended December 31,) (continued)

Salomon Brothers New York Municipal Money Market Fund	2005	2004
OPERATIONS:
Net investment income	$1,225,235	$621,036

Increase in Net Assets From Operations	1,225,235	621,036

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 4):
Net investment income	(1,225,235)	(621,036)

Decrease in Net Assets From Distributions to Shareholders	(1,225,235)	(621,036)

FUND SHARE TRANSACTIONS (NOTE 5):
Net proceeds from sale of shares	49,417,657	62,299,968
Reinvestment of distributions	1,167,201	597,009
Cost of shares repurchased	(66,772,816)	(67,527,577)

Decrease in Net Assets From Fund Share Transactions	(16,187,958)	(4,630,600)

Decrease in Net Assets	(16,187,958)	(4,630,600)
NET ASSETS:
Beginning of year	76,095,033	80,725,633

End of year	$59,907,075	$76,095,033

See Notes to Financial Statements.

22         Salomon Brothers Investment Series 2005 Annual Report

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended December 31:

	Class A Shares
Salomon Brothers Cash Management Fund	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000	$1.000	$1.000

Net investment income	0.028	0.009	0.007	0.013	0.035
Distributions from net investment income and net realized gains	(0.028)	(0.009)	(0.007)	(0.013)	(0.035)

Net Asset Value, End of Year	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return(1)	2.81%	0.88%	0.68%	1.30%	3.59%

Net Assets, End of Year (000s)	$8,140	$6,774	$22,242	$12,690	$18,083

Ratios to Average Net Assets:
Gross expenses	1.07%	1.06%	0.72%	0.79%	0.82%
Net expenses(2)(3)	0.55	0.55	0.55	0.55	0.55
Net investment income	2.76	0.77	0.66	1.30	3.22

(1)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(2)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.55%.
(3)	The investment manager voluntarily waived all or a portion of its fees and/or reimbursed expenses. Such waivers and expense reimbursements are voluntary and may be reduced or terminated at any time.

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report         23

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

	Class B Shares
Salomon Brothers Cash Management Fund	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000	$1.000	$1.000

Net investment income	0.028	0.009	0.007	0.013	0.035
Distributions from net investment income and net realized gains	(0.028)	(0.009)	(0.007)	(0.013)	(0.035)

Net Asset Value, End of Year	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return(1)	2.81%	0.88%	0.68%	1.30%	3.59%

Net Assets, End of Year (000s)	$6,072	$6,758	$8,325	$12,927	$7,459

Ratios to Average Net Assets:
Gross expenses	0.88%	1.06%	0.81%	0.80%	0.83%
Net expenses(2)(3)	0.55	0.55	0.55	0.55	0.55
Net investment income	2.74	0.86	0.69	1.25	3.57

(1)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(2)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.55%.
(3)	The investment manager voluntarily waived all or a portion of its fees and/or reimbursed expenses. Such waivers and expense reimbursements are voluntary and may be reduced or terminated at any time.

See Notes to Financial Statements.

24         Salomon Brothers Investment Series 2005 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

	Class C Shares(1)
Salomon Brothers Cash Management Fund	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000	$1.000	$1.000

Net investment income	0.028	0.009	0.007	0.013	0.035
Distributions from net investment income and net realized gains	(0.028)	(0.009)	(0.007)	(0.013)	(0.035)

Net Asset Value, End of Year	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return(2)	2.81%	0.88%	0.68%	1.30%	3.59%

Net Assets, End of Year (000s)	$2,516	$2,997	$2,760	$9,109	$4,061

Ratios to Average Net Assets:
Gross expenses	0.80%	1.06%	0.83%	0.80%	0.83%
Net expenses(3)(4)	0.55	0.55	0.55	0.55	0.55
Net investment income	2.76	0.82	0.70	1.24	3.25

(1)	On April 29, 2004, Class 2 shares were renamed as Class C shares.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.55%.
(4)	The investment manager voluntarily waived all or a portion of its fees and/or reimbursed expenses. Such waivers and expense reimbursements are voluntary and may be reduced or terminated at any time.

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report         25

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

	Class O Shares
Salomon Brothers Cash Management Fund	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000	$1.000	$1.000

Net investment income	0.028	0.009	0.007	0.013	0.035
Distributions from net investment income and net realized gains	(0.028)	(0.009)	(0.007)	(0.013)	(0.035)

Net Asset Value, End of Year	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return(1)	2.81%	0.88%	0.68%	1.30%	3.59%

Net Assets, End of Year (000s)	$2,121	$3,024	$3,688	$15,982	$5,816

Ratios to Average Net Assets:
Gross expenses	2.17%	1.06%	1.96%	0.80%	0.83%
Net expenses(2)(3)	0.55	0.55	0.55	0.55	0.55
Net investment income	2.74	0.87	0.70	1.25	3.43

(1)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(2)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.55%.
(3)	The investment manager voluntarily waived all or a portion of its fees and/or reimbursed expenses. Such waivers and expense reimbursements are voluntary and may be reduced or terminated at any time.

See Notes to Financial Statements.

26         Salomon Brothers Investment Series 2005 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

	Class A Shares
Salomon Brothers New York Municipal Money Market Fund	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000	$1.000	$1.000

Net investment income	0.019	0.007	0.006	0.012	0.025
Distributions from net investment income and net realized gains	(0.019)	(0.007)	(0.006)	(0.012)	(0.025)

Net Asset Value, End of Year	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return(1)	1.89%	0.75%	0.65%	1.20%	2.50%

Net Assets, End of Year (000s)	$3,386	$4,016	$4,533	$6,400	$4,973

Ratios to Average Net Assets:
Gross expenses	0.48%	0.49%	0.43%	0.39%	0.34%
Net expenses	0.48	0.47 (2)	0.41 (2)	0.35 (2)	0.34
Net investment income	1.85	0.74	0.56	1.19	2.49

(1)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(2)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses. Such waivers and expense reimbursements are voluntary and may be reduced or terminated at any time.

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report         27

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

	Class O Shares
Salomon Brothers New York Municipal Money Market Fund	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000	$1.000	$1.000

Net investment income	0.018	0.007	0.006	0.012	0.025
Distributions from net investment income and net realized gains	(0.018)	(0.007)	(0.006)	(0.012)	(0.025)

Net Asset Value, End of Year	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return(1)	1.86%	0.75%	0.65%	1.20%	2.50%

Net Assets, End of Year (000s)	$56,521	$72,079	$76,189	$104,082	$98,267

Ratios to Average Net Assets:
Gross expenses	0.52%	0.49%	0.46%	0.39%	0.34%
Net expenses	0.52	0.47 (2)	0.41 (2)	0.35 (2)	0.34
Net investment income	1.80	0.73	0.63	1.20	2.51

(1)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(2)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses. Such waivers and expense reimbursements are voluntary and may be reduced or terminated at any time.

See Notes to Financial Statements.

28         Salomon Brothers Investment Series 2005 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Salomon Brothers Cash Management Fund (“Cash Management Fund”) and Salomon Brothers New York Municipal Money Market Fund (“New York Municipal Money Fund”) (together the “Funds”), are separate investment funds of the Salomon Brothers Investment Series Funds, the (“Series Funds”), a Maryland corporation, registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Money market instruments are valued at amortized cost, in accordance with Rule 2a-7 under the 1940 Act, which approximates market value. This method involves valuing portfolio securities at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Funds’ use of amortized cost is subject to their compliance with certain conditions as specified under Rule 2a-7 of the 1940 Act.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Funds’ policy that their custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method.

(d) Distributions to Shareholders. Distributions from net investment income on the shares of each of the Funds are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(f) Expenses. Direct expenses are charged to the Fund that incurred them, and general expenses of the Investment Series are allocated to the Funds based on each Fund’s relative net assets.

Salomon Brothers Investment Series 2005 Annual Report         29

Notes to Financial Statements (continued)

(g) Federal and Other Taxes. It is the Funds’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute substantially all of their income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Funds’ financial statements.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. There were no reclassifications during the current year for Cash Management Fund or New York Municipal Money Market Fund.

2.	Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Funds’ investment manager, Salomon Brothers Asset Management Inc. (the “Manager”) and administrator, Smith Barney Fund Management LLC (“SBFM”), previously indirect wholly-owned subsidiaries of Citigroup, have become wholly-owned subsidiaries of Legg Mason. Completion of the sale caused the Funds’ existing investment management and administrative contracts to terminate. The Funds’ shareholders approved new investment management contracts between the Funds and the Manager, which became effective on December 1, 2005.

Legg Mason, whose principal executive offices are in Baltimore, Maryland, is a financial services holding company.

Prior to the transaction, the Funds paid the Manager a fee calculated at an annual rate of 0.20% of each respective Fund’s average daily net assets and SBFM an administration fee calculated at an annual rate of 0.05% of each respective Fund’s average daily net assets.

Under the new Investment Management agreement the Funds pay the Manager a management fee calculated at an annual rate of 0.25% of each respective Fund’s average daily net assets. The separate administrative agreements have been terminated for each respective Fund.

For the year ended December 31, 2005, each class of shares of the Cash Management Fund had a voluntary expense limitation of 0.55%, which resulted in management fee waivers and expense reimbursements.

For the year ended December 31, 2005 the Manager voluntarily waived all of its management fee amounting to $54,450, waived all of its administration fees of $12,565 and reimbursed expenses in the amount of $74,835 for the Cash Management Fund.

The Funds’ Board has approved PFPC Inc. (“PFPC”) to serve as transfer agent for the Funds, effective January 1, 2006. The principal business office of PFPC is located at 4400 Computer Drive, Westborough, MA 01581. During the period covered by this report, PFPC acted as the Funds’ transfer agent.

The Funds’ Board has appointed the Funds’ current distributor, Citigroup Global Markets Inc. (“CGM”) and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Funds.

30         Salomon Brothers Investment Series 2005 Annual Report

Notes to Financial Statements (continued)

For the year ended December 31, 2005, contingent deferred sales charges (“CDSCs”) paid to CGM were approximately:

Salomon Brothers Cash Management Fund	Class B	Class C
CDSCs	$5,530	$3,084

Certain officers and one Director of the Funds are employees of Legg Mason or its affiliates and do not receive compensation from the Funds.

3.	Class Specific Expenses

For the year ended December 31, 2005, total transfer agent fees were as follows:

Transfer Agent Fees	Class A	Class B	Class C	Class O
Cash Management Fund	$35,582	$6,296	$5,838	$39,897
New York Municipal Money Market Fund	1,366	—	—	49,042

For the year ended December 31, 2005, total shareholder reports expenses were as follows:

Shareholder Reports Expenses	Class A	Class B	Class C	Class O
Cash Management Fund	$10,641	$6,954	$4,287	$2,078
New York Municipal Money Market Fund	766	—	—	8,450

4.	Distributions to Shareholders by Class

	Year Ended December 31, 2005	Year Ended December 31, 2004
Cash Management Fund:

Net Investment Income
Class A	$312,415	$157,561
Class B	185,726	75,833
Class C†	161,927	63,202
Class O	77,802	28,218

Total	$737,870	$324,814

†	On April 29, 2004, Class 2 shares were renamed Class C shares.

Salomon Brothers Investment Series 2005 Annual Report         31

Notes to Financial Statements (continued)

	Year Ended December 31, 2005	Year Ended December 31, 2004
New York Municipal Money Market Fund:

Net Investment Income
Class A	$72,276	$31,823
Class C†‡	—	2
Class O	1,152,959	589,211

Total	$1,225,235	$621,036

†	On April 29, 2004, Class 2 shares were renamed as Class C shares.
‡	On February 29, 2004, Class C shares were fully redeemed.

5.	Capital Shares

At December 31, 2005, the Series Fund had 10,000,000,000 shares of authorized capital stock, with par value of $0.001 per share. Transactions in Fund shares, each at $1.00, for the periods indicated were as follows:

	Year Ended December 31, 2005	Year Ended December 31, 2004
Cash Management Fund

Class A
Shares sold	22,641,950	24,821,966
Shares issued on reinvestment	254,527	133,748
Shares repurchased	(21,530,608)	(40,423,057)

Net Increase (Decrease)	1,365,869	(15,467,343)

Class B
Shares sold	4,623,483	7,243,263
Shares issued on reinvestment	152,992	60,401
Shares repurchased	(5,462,986)	(8,871,111)

Net Decrease	(686,511)	(1,567,447)

Class C†
Shares sold	18,828,950	21,535,866
Shares issued on reinvestment	137,673	57,024
Shares repurchased	(19,446,991)	(21,356,090)

Net Increase (Decrease)	(480,368)	236,800

Class O
Shares sold	29,934,729	24,130,009
Shares issued on reinvestment	65,213	23,770
Shares repurchased	(30,902,422)	(24,818,232)

Net Decrease	(902,480)	(664,453)

†	On April 29, 2004, Class 2 shares were renamed Class C shares.

32         Salomon Brothers Investment Series 2005 Annual Report

Notes to Financial Statements (continued)

	Year Ended December 31, 2005	Year Ended December 31, 2004
New York Municipal Money Market Fund

Class A
Shares sold	1,171,576	972,540
Shares issued on reinvestment	71,143	31,782
Shares repurchased	(1,873,059)	(1,520,586)

Net Decrease	(630,340)	(516,264)

Class C†‡
Shares issued on reinvestment	—	2
Shares repurchased	—	(3,830)

Net Decrease	—	(3,828)

Class O
Shares sold	48,246,081	61,327,428
Shares issued on reinvestment	1,096,058	565,225
Shares repurchased	(64,899,757)	(66,003,161)

Net Decrease	(15,557,618)	(4,110,508)

†	On April 29, 2004, Class 2 shares were renamed as Class C shares.
‡	On February 9, 2004, Class C shares were fully redeemed.

6.	Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended December 31, 2005 were as follows:

	Cash Management Fund	New York Municipal Money Market Fund
Distributions paid from:
Tax Exempt	—	$1,225,235
Ordinary Income	$737,870	—

Total Distributions Paid	$737,870	$1,225,235

The tax character of distributions paid during the fiscal year ended December 31, 2004 were as follows:

	Cash Management Fund	New York Municipal Money Market Fund
Distributions paid from:
Tax Exempt	—	$621,036
Ordinary Income	$324,814	—

Total Distributions Paid	$324,814	$621,036

Salomon Brothers Investment Series 2005 Annual Report         33

Notes to Financial Statements (continued)

As of December 31, 2005, there were no significant differences between the book and tax components of net assets.

On December 31, 2005, the Cash Management Fund had a net capital loss carryforward of $554, of which $11 expires on December 31, 2012 and $543 expires on December 31, 2013. These amounts will be available to offset like amounts of any future taxable gains.

7.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management (“SBFM”) and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

34         Salomon Brothers Investment Series 2005 Annual Report

Notes to Financial Statements (continued)

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Funds’ Board selected a new transfer agent for the Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

These Funds are not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

8.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 7. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, SBFM believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Funds’ investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

*  *  *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its affiliates, including SBFM and Salomon Brothers Asset Management Inc. (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their

Salomon Brothers Investment Series 2005 Annual Report         35

Notes to Financial Statements (continued)

fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain aspects of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, the Funds’ investment manager believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, the Funds’ investment manager and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

9.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the Commission institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, SBFM and SBAM believe that this matter is not likely to have a material adverse effect on the Funds or SBFM and SBAM’s ability to perform investment management services relating to the Funds.

36         Salomon Brothers Investment Series 2005 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Salomon Brothers Series Funds Inc:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Salomon Brothers Cash Management Fund and Salomon Brothers New York Municipal Money Market Fund, each a series of Salomon Brothers Series Funds Inc, as of December 31, 2005, and the related statements of operations, changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 2004 and the financial highlights for each of the years in the four-year period then ended were audited by other independent registered public accountants whose report thereon, dated February 18, 2005, expressed an unqualified opinion on those financial statements and those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Salomon Brothers Cash Management Fund and Salomon Brothers New York Municipal Money Market Fund as of December 31, 2005, and the results of their operations, changes in their net assets and their financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 22, 2006

Salomon Brothers Investment Series 2005 Annual Report         37

Board Approval of Management Agreements (unaudited)

Background

The members of the Board of Salomon Brothers Series Funds, Inc. (the “Fund”), including the Funds’ independent, or non-interested, Board members (the “Independent Board Members”), received extensive information from the Funds’ manager, Salomon Brothers Asset Management Inc (the “Manager”), to assist them in their consideration of the Funds’ management agreements with the Manager (the “Management Agreements”) with respect to the Salomon Brothers Cash Management Fund (the “Cash Management Fund,” the Salomon Brothers New York Municipal Money Market Fund (the “Money Market Fund”), each of the Cash Management Fund and the Money Market Fund, a “Fund”). This includes a variety of information about the Manager, including the advisory arrangements for each fund and other funds overseen by the Board, certain portions of which are discussed below.

At an in-person meetings held on July 25 and 26, 2005, a presentation was made to the Board by the Manager that encompassed the Cash Management Fund, Money Market Fund and all the funds for which the Board has responsibility. The Board evaluated information made available on a fund-by-fund basis and their determinations were made separately in respect of each Fund. Each of the Cash Management Fund and the Money Market Fund has an investment advisory agreement and an administration agreement. The discussion below covers both advisory and administrative functions being rendered by the Manager. The terms “Management Agreements,” “Contractual Management Fee” and “Actual Management Fee” are used in a similar manner to refer to both advisory and administration agreements and their related fees although the Funds have separate agreements in place.

Board Approval of Management Agreements

The Board unanimously approved the continuation of each Management Agreement for a period of up to one year concluding, in doing so, that the Manager should continue to be each Fund’s investment adviser and that the compensation payable under the agreement is fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant in the exercise of its business judgment. In approving continuance of the Management Agreements, the Board considered the announcement on June 24, 2005 by Citigroup that it had signed a definitive agreement under which Citigroup would sell substantially all of its worldwide asset management business to Legg Mason, Inc. Upon completion of this transaction the Manager, currently an indirect wholly-owned subsidiary of Citigroup, would become an indirect wholly-owned subsidiary of Legg Mason, Inc. and the Management Agreements will terminate. Other factors considered and conclusions rendered by the Board (including Independent Board Members) in determining to approve the continuation of each Management Agreement included the following:

Nature, Extent and Quality of the Services under the Management Agreements

The Board received and considered information regarding the nature, extent and quality of services provided to each of the Cash Management Fund and Money Market Fund by the

38         Salomon Brothers Investment Series 2005 Annual Report

Board Approval of Management Agreements (unaudited) (continued)

Manager under the Management Agreements during the past year. The Board also received a description of the administrative and other services rendered to the Funds and their shareholders by the Manager. The Board noted that it had received information at regular meetings throughout the year related to the services rendered by the Manager about the management of the Funds’ affairs and the Manager’s role in coordinating the activities of the Funds’ other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the Citigroup Asset Management (“CAM”) fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Funds’ expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager regarding the implementation to date of the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940.

The Board reviewed information describing the qualifications, backgrounds and responsibilities of the Funds’ senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Cash Management Fund and the Money Market Fund. The Board also considered the willingness of the Manager to consider and implement organizational changes to improve investment results and the services provided to the CAM fund complex. The Board also considered financial information from the Manager and based on its general knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

The Board also considered information presented regarding the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, the Manager also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the Management Agreements.

Fund Performance

The Board received and considered performance information for the Cash Management Fund and the Money Market Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to select the funds included in the Performance Universe. The Board also noted that it had received information prepared by the Manager throughout the year at periodic intervals comparing each of the Cash Management Fund’s and Money Market Fund’s performance against its benchmarks and Lipper peers.

Salomon Brothers Investment Series 2005 Annual Report         39

Board Approval of Management Agreements (unaudited) (continued)

Cash Management Fund

The information comparing the Cash Management Fund’s performance to that of its Performance Universe, consisting of institutional funds classified as “money market funds” by Lipper, showed that the Cash Management Fund’s performance for the 1-, 3- and 5-year periods presented was better than the median. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the investment performance of the Cash Management Fund has been good over time.

Money Market Fund

The information comparing the Money Market Fund’s performance to that of its Performance Universe, consisting of institutional funds classified as “New York tax-exempt money market funds” by Lipper, showed that the Money Market Fund’s performance for the 1-, 3- and 5-year periods presented was better than the median. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the investment performance of the Money Market Fund has been good over time.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager with respect to the Cash Management Fund and Money Market Fund in light of the nature, extent and quality of the management services provided by the Manager. The Board also reviewed and considered whether fee waiver and/or expense reimbursement arrangements are currently in place for the Cash Management Fund and Money Market Fund and considered the actual fee rate (after taking any waivers and reimbursements into account) (the “Actual Management Fee”) and whether any waivers and reimbursements could be discontinued.

Additionally, the Board received and considered information prepared by Lipper comparing Cash Management Fund’s and Money Market Fund’s Contractual Management Fees and Actual Management Fees and the respective fund’s overall expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in asset classes similar to those of the Cash Management Fund and Money Market Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in scope of services provided to the Funds and the scope of the services provided to these other clients, noting that, unlike such other clients, the Funds are provided with administrative services, office facilities, Funds officers (including the Funds’ chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Funds by other Fund providers. The Board considered the fee comparisons in light of the broader range of services provided to each fund and did not place a significant weight on this factor. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

40         Salomon Brothers Investment Series 2005 Annual Report

Board Approval of Management Agreements (unaudited) (continued)

Cash Management Fund

The information comparing the Cash Management Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of 16 retail no-load (including the Cash Management Fund) classified as “money market funds” by Lipper, showed that the Cash Management Fund’s Contractual and Actual Management Fees were within the range of management fees paid by other funds in the Expense Group, and indeed, were lower than the average of management fees paid by the other funds in the Expense Group. The Cash Management Fund’s Actual Management Fee reflects a voluntary waiver of the Manager’s fee, as is the case for most of the other funds in the Expense Group. The Board noted that the Cash Management Fund’s actual total expense ratio was also better than the average.

Money Market Fund

The information comparing the Money Market Bond Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of seven retail no-load funds (including the Money Market Bond Fund) classified as “high current yield funds” by Lipper, showed that the Money Market Bond Fund’s Contractual and Actual Management Fees were lower than the New York tax-exempt money market funds and California tax-exempt money market funds of management fees paid by the other funds in the Expense Group and, indeed, were lower than the median. The Money Market Bond Fund’s Actual Management Fee reflects a voluntary waiver of a portion of the Manager’s fee, as is the case for most of the other funds in the Expense Group as well as the reimbursement of certain of the fund’s expenses by the manager. The Board noted that the Money Market Fund’s actual total expense ratio was also better than the median and concluded that the expense ratio of the Money Market Fund was acceptable in light of the quality of services the Money Market Fund received and such other factors as the Board considered relevant.

Taking all of the above into consideration, the Board determined that the Cash Management Fund’s and Money Market Fund’s Management Fees were reasonable in light of the nature, extent and quality of the services provided to those funds under the Management Agreements.

The material factors and conclusions that formed the basis for the Board’s determination to approve the continuance of each Management Agreement (including the determinations that the Manager should continue to serve as the investment adviser to the Fund and that the fees payable to the Manager pursuant to the respective Management Agreement are appropriate) included the following:

Manager Profitability

The Board received and considered information regarding the profitability to Manager and its affiliates of their relationships with each of the Cash Management Fund and Money Market Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the

Salomon Brothers Investment Series 2005 Annual Report         41

Board Approval of Management Agreements (unaudited) (continued)

Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. Based upon their review of the information made available, the Board concluded that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the funds.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of each of the Cash Management Fund and the Money Market Fund, whether each fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the funds were being passed along to the shareholders. The Board also considered whether alternative fee structures (such as with breakpoints) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies.

Generally, in light of the Manager’s profitability data, and such other factors as the Board considered relevant, the Board concluded that the Manager’s sharing of current economies of scale with the Cash Management Fund and the Money Market Fund was reasonable at the present time, without implementation of breakpoints.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates as a result of their relationship with the Cash Management Fund and Money Market Fund, including soft dollar arrangements, receipt of brokerage and the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Funds and the Manager’s ongoing commitment to the Funds, other ancillary benefits that the Manager and its affiliates received were not considered unreasonable by the Board.

Conclusion

In light of all of the foregoing, the Board unanimously approved the Management Agreements to continue for another year. No single factor considered by the Board was identified by the Board as the principal factor in determining whether to approve each Management Agreement to continue for another year and Directors gave different weights to the various factors considered. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board received a memorandum from their independent counsel discussing the legal standards for their consideration of the continuation of the Management Agreements and, prior to voting, discussed the proposed continuance of the Management Agreements in a private session with such counsel at which no representatives of the Manager were present.

42         Salomon Brothers Investment Series 2005 Annual Report

Board Approval of Management Agreements (unaudited) (continued)

Additional Information

On June 23, 2005, Citigroup Inc. entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason, Inc. under which Citigroup agreed to sell substantially all of its asset management business, Citigroup Asset Management (“CAM”), which includes the Adviser, to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The Transaction closed on December 1, 2005.

The consummation of the Transaction resulted in the automatic termination of the Funds’ current advisory agreement in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to the closing of the Transaction, the Funds’ Board approved a new management agreements between the Funds and the Adviser (the “New Management Agreement”) and authorized the Funds’ officers to submit the New Management Agreements to shareholders for their approval.

On July 11, 2005, members of the Board discussed with CAM management and certain Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding CAM’s business and its combination with Legg Mason’s business. The Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction.

At a meetings held on July 25 and 26, 2005, the Funds’ Board, including a majority of the Board Members who are not “interested persons” of the Fund or the Adviser as defined in the 1940 Act (the “Independent Board Members”), approved the New Management Agreements. To assist the Board in its consideration of the New Management Agreements, Legg Mason provided materials and information about Legg Mason, including its financial condition, asset management capabilities and organization, and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. Representatives of CAM and Legg Mason also made presentations to and responded to questions from the Board. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the New Management Agreements. The additional information was provided in advance of and at the August meeting. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreements. The Independent Board Members also conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July and August meetings.

In their deliberations concerning the New Management Agreement, among other things, the Board Members considered:

(i) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(ii) that, following the Transaction, CAM will be part of an organization focused on the asset management business;

(iii) that Legg Mason and its wholly-owned subsidiary, Western Asset Management Company and its affiliates (“Western Asset”), are experienced and

Salomon Brothers Investment Series 2005 Annual Report         43

Board Approval of Management Agreements (unaudited) (continued)

respected asset management firms, and that Legg Mason has advised the Board Members that (a) it intends to combine the fixed income investment operations (including money market fund operations) of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries; (b) after the closing of the Transaction, it will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Adviser, which, among other things, may involve Western Asset and the Adviser sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources; (c) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board oversight and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (d) in the future, it may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements;

(iv) that CAM management had advised the Board that a number of portfolio managers and other key CAM personnel would be retained after the closing of the Transaction;

(v) that CAM management and Legg Mason have advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Funds and their shareholders by the Adviser, including compliance services;

(vi) that Legg Mason has advised the Board that it has no present intention to alter the expense waivers and reimbursements currently in effect for the Cash Management Fund, and, while it reserves the right to do so in the future, it would consult with the Board before making any changes;

(vii) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any “undue burden” on Funds shareholders under applicable provisions of the 1940 Act;

(viii) the assurances from Citigroup and Legg Mason that, for a three-year period following the closing of the Transaction, Citigroup-affiliated broker-dealers will continue to offer the Fund as an investment product, and the potential benefits to Funds shareholders from this and other third-party distribution access;

(ix) the potential benefits to Funds shareholders from being part of a combined fund family with Legg Mason-sponsored funds;

(x) that Citigroup and Legg Mason would derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(xi) the potential effects of regulatory restrictions on the Funds if Citigroup-affiliated broker-dealers remain principal underwriters of the Funds after the closing of the Transaction;

44         Salomon Brothers Investment Series 2005 Annual Report

Board Approval of Management Agreements (unaudited) (continued)

(xii) the fact that the Funds’ total advisory and administrative fees will not increase by virtue of the New Management Agreement, but will remain the same;

(xiii) the terms and conditions of the New Management Agreement, including the differences from the current advisory agreement, and the benefits of a single, uniform form of agreement covering these services;

(xiv) that the Funds would not bear the costs of obtaining shareholder approval of the New Management Agreement;

(xv) that the Funds would avail itself of permissions granted under certain licensing arrangements between Citigroup and Legg Mason that would permit the Funds (including any share classes thereof) to maintain its current name, as well as all logos, trademarks and service marks, related to Citigroup or any of its affiliates for some agreed upon time period after the closing of the Transaction; and

(xvi) that, as discussed in detail above, within the past year the Board had performed a full annual review of the current advisory agreements as required by the 1940 Act. In that regard, the Board, in its deliberations concerning the New Management Agreements, considered the same factors regarding the nature, quality and extent of services provided, costs of services provided, profitability, fall-out benefits, fees and economies of scale and investment performance as it did when it renewed the current advisory agreement, and reached substantially the same conclusions.

Salomon Brothers Investment Series 2005 Annual Report         45

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the Salomon Brothers Series Funds Inc (“Company”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors of the Company and is available, without charge, upon request by calling Shareholder Services 1-800-446-1013.

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors:
Carol L. Colman Colman Consulting Co. 278 Hawley Road North Salem, NY 10560 Birth Year: 1946	Director	Since 1996	President, Colman Consulting Co.	37	None

Daniel P. Cronin 24 Woodlawn Avenue New Rochelle, NY 10804 Birth Year: 1946	Director	Since 1996	Retired; formerly Associate General Counsel, Pfizer Inc.	34	None

Leslie H. Gelb 150 East 69th Street New York, NY 10021 Birth Year: 1937	Director	Since 2002	President Emeritus and Senior Board Fellow, The Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor, Op-Ed Page, The New York Times.	34	Director of two registered investment companies advised by Blackstone Asia Advisers LLC (“Blackstone”) Advisers, LLC (“Blackstone”)

William R. Hutchinson 535 N. Michigan Avenue Suite 1012 Chicago, IL 60611 Birth Year: 1942	Director	Since 2003	President, W.R. Hutchinson & Associates Inc.; formerly Group Vice President, Mergers and Acquisitions, BP Amoco	44	Director, Associated Banc-Corp.

Dr. Riordan Roett The Johns Hopkins University 1740 Massachusetts Ave., NW Washington, DC 20036 Birth Year: 1938	Director	Since 2002	Professor and Director, Latin American Studies Program, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University	34	None

Jeswald W. Salacuse Tufts University — The Fletcher School of Law & Diplomacy 160 Packard Avenue Medford, MA 02155 Birth Year: 1938	Director	Since 2002	Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law & Diplomacy, Tufts University	34	Director of two registered investment companies advised by Blackstone

46         Salomon Brothers Investment Series 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Interested Director:
R. Jay Gerken, CFA** Citigroup Asset Management (“CAM”) 399 Park Avenue, Mezzanine New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of CAM; Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”); President and Chief Executive Officer of certain mutual funds associated with CAM; Formerly, Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000); formerly Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)	183	None

Officers:
Andrew B. Shoup CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with CAM; Chief Financial Officer and Treasurer of certain mutual funds associated with CAM; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001)	N/A	N/A

Salomon Brothers Investment Series 2005 Annual Report         47

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Officers:
Frances M. Guggino CAM 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer	Since 2004	Director of CAM; Chief Financial Officer and Treasurer of certain mutual funds associated with CAM; Controller of certain mutual funds associated with CAM (from 1999-2004)	N/A	N/A

Robert E. Amodeo CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1964	Executive Vice President	Since 1992	Managing Director (since 2002) and Director (from 1999 to 2002), Salomon Brothers Asset Management Inc (“SBAM”) and CAM	N/A	N/A

Charles K. Bardes CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1959	Executive Vice President	Since 1998	Director of SBAM	N/A	N/A

Margaret Blaydes CAM 399 Park Avenue New York, NY 10022 Birth Year: 1969	Executive Vice President	Since 2005	Director of CAM (since 2005); formerly research analyst with Citigroup	N/A	N/A

Kevin Caliendo CAM 399 Park Avenue New York, NY 10022 Birth Year: 1970	Executive Vice President	Since 2005	Director of CAM (since 2002); Investment Officer of certain mutual funds associated with CAM (since 2002); Healthcare Equity Analyst and Convertible Bond Fund Portfolio Manager of SAC Capital Advisors, LLC (2001-2002)	N/A	N/A

James E. Craige, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1967	Executive Vice President	Since 1995	Managing Director of SBAM	N/A	N/A

Thomas A. Croak CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1961	Executive Vice President	Since 1998	Director of SBAM	N/A	N/A

48         Salomon Brothers Investment Series 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Officers:
Robert Feitler, Jr. CAM 399 Park Avenue, 4th Floor New York, NY 10022 Year of Birth: 1959	Executive Vice President	Since 2004	Director of SBAM	N/A	N/A

Thomas K. Flanagan, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1953	Executive Vice President	Since 1995	Managing Director of SBAM	N/A	N/A

Vincent Gao, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1974	Executive Vice President	Since 2004	Director of SBAM	N/A	N/A

John G. Goode CAM One Sansome Street 36th Floor San Francisco, CA 94104 Birth Year: 1944	Executive Vice President	Since 2002	Managing Director of SBAM	N/A	N/A

Peter J. Hable CAM One Sansome Street 36th Floor San Francisco, CA 94104 Birth Year: 1958	Executive Vice President	Since 2002	Managing Director of SBAM	N/A	N/A

Patrick Hughes CAM 399 Park Avenue New York, NY 10022 Birth Year: 1964	Executive Vice President	Since 2005	Vice President of SBAM	N/A	N/A

Kevin Kennedy CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1954	Executive Vice President	Since 1996	Managing Director of SBAM	N/A	N/A

Dmitry Khaykin CAM 399 Park Avenue New York, NY 10022 Birth Year: 1968	Executive Vice President	Since 2005	Vice President of SBAM (since 2003); formerly a Research Analyst at Gabelli & Co., Inc.	N/A	N/A

Roger M. Lavan, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1963	Executive Vice President	Since 1995	Managing Director of SBAM	N/A	N/A

Salomon Brothers Investment Series 2005 Annual Report         49

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Officers:
Mark J. McAllister CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1962	Executive Vice President	Since 2000	Managing Director of SBAM	N/A	N/A

Maureen O’Callaghan CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1964	Executive Vice President	Since 1997	Managing Director of SBAM (since January 2001);	N/A	N/A

David Scott CAM 399 Park Avenue New York, NY 10022 Birth Year: 1961	Executive Vice President	Since 2005	Managing Director of CAM; Investment Officer of certain mutual funds associated with CAM	N/A	N/A

Beth A. Semmel, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1960	Executive Vice President	Since 1996	Managing Director of CAM and SBAM since December 1998	N/A	N/A

Peter J. Wilby, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1958	President Executive Vice President	Since 2002 Since 1995	Managing Director of SBAM	N/A	N/A

George J. Williamson CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1933	Executive Vice President	Since 1998	Managing Director of SBAM	N/A	N/A

Ted P. Becker CAM 399 Park Avenue New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006

Managing Director of Compliance at Legg Mason & Co., LLC, (2005-Present);

Chief Compliance Officer with certain mutual funds associated with CAM (since 2006);

Managing Director of Compliance at Citigroup Asset Management (2002-2005); Prior to 2002, Managing Director- Internal Audit & Risk Review at Citigroup Inc.

				N/A	N/A

50         Salomon Brothers Investment Series 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Officers:
John Chiota CAM 100 First Stamford Place, 5th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of CAM (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with CAM (since 2006); prior to August 2004, Chief AML Compliance Officer with TD Waterhouse.	N/A	N/A

Wendy S. Setnicka CAM 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1964	Controller	Since 2004	Vice President of CAM (since 2003); Controller of certain mutual funds associated with CAM; Assistant Controller of CAM (from 2002 to 2004). Accounting Manager of CAM (from 1998 to 2002)	N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with CAM	N/A	N/A
*	Directors are elected until the Company’s next annual meeting and until their successors are elected and qualified. Officers are elected or appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.
**	Mr. Gerken is an “interested person” of the Company as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of the Manager and certain of its affiliates.

Salomon Brothers Investment Series 2005 Annual Report         51

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On October 21, 2005, a Special Meeting of Shareholders was held for the following purposes: (1) to approve a new management agreement and (2) to elect Directors. The following table provides the number of votes cast for, against, as well as the number of abstentions and broker non-votes as to each matter voted on at the Special Meeting of Shareholders.

Approval of New Management Agreement

Funds	Voted For	Voted Against	Abstentions	Broker Non-Votes
Cash Management Fund	12,268,614.040	210,435.280	1,141,375.890	2,015,877.000
New York Municipal Money Market Fund	32,587,775.460	4,180,958.060	2,599,523.850	73,760.000

Election of Directors1

Series Funds Nominees[1]	Vote For	Authority Withheld	Abstentions
Carol L. Colman	333,005,471.418	11,819,810.360	—
Daniel P. Cronin	332,988,032.216	11,837,249.562	—
Leslie H. Gelb	332,954,894.454	11,870,387.454	—
R. Jay Gerken	333,013,966.865	11,811,314.913	—
William R. Hutchinson	332,994,482.453	11,830,499.325	—
Riordan Roett	333,004,128.259	11,821,153.519	—
Jeswald W. Salacuse	333,002,846.422	11,822,435.356	—

[1]	Directors are elected by the shareholders of all of the series of the Company including the Funds.

52         Salomon Brothers Investment Series 2005 Annual Report

Important Tax Information (unaudited)

All of the net investment income distributions paid monthly by the New York Municipal Money Market Fund during the taxable year ended December 31, 2005 qualify as tax-exempt interest dividends for federal income tax purposes.

Please retain this information for your records.

Salomon Brothers Investment Series 2005 Annual Report         53

Salomon Brothers Investment Series

Cash Management Fund New York Municipal Money Market Fund

DIRECTORS

Carol L. Colman

Daniel P. Cronin

Leslie H. Gelb

R. Jay Gerken, CFA

Chairman

William R. Hutchinson

Dr. Riordan Roett

Jeswald W. Salacuse

OFFICERS

R. Jay Gerken, CFA

President and

Chief Executive Officer

Andrew B. Shoup

Senior Vice President and

Chief Administrative Officer

Frances M. Guggino

Chief Financial Officer

and Treasurer

Robert E. Amodeo

Executive Vice President

Charles K. Bardes

Executive Vice President

Margaret Blaydes

Executive Vice President

Kevin Caliendo

Executive Vice President

James E. Craige, CFA

Executive Vice President

Thomas A. Croak

Executive Vice President

Robert Feitler, Jr.

Executive Vice President

Thomas K. Flanagan

Executive Vice President

Vincent Gao, CFA

Executive Vice President

John G. Goode

Executive Vice President

Peter J. Hable

Executive Vice President

Patrick Hughes

Executive Vice President

Kevin Kennedy

Executive Vice President

Dmitry Khaykin

Executive Vice President

Roger M. Lavan, CFA

Executive Vice President

OFFICERS (continued)

Mark J. McAllister

Exective Vice President

Maureen O’Callaghan

Executive Vice President

David Scott

Executive Vice President

Beth A. Semmel, CFA

Executive Vice President

Peter J. Wilby, CFA

Executive Vice President

George J. Williamson

Executive Vice President

Ted P. Becker

Chief Compliance Officer

John Chiota
Chief Anti-Money Laundering
Compliance Officer

Wendy S. Setnicka

Controller

Robert I. Frenkel

Secretary and

Chief Legal Officer

INVESTMENT MANAGER

Salomon Brothers Asset Management Inc

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor Services, LLC

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts
01581

LEGAL COUNSEL

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017-3909

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Salomon Brothers Investment Series and is not for use with the general public.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Funds’ investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the Funds. Please read the prospectus carefully before investing.

©2005 Legg Mason Investor Services, LLC

Member NASD, SIPC

SAM0829 12/05 06-9612

Salomon Brothers Investment Series

Cash Management Fund

New York Municipal Money Market Fund

The Funds are separate investment funds of the Salomon Brothers Series Funds Inc, a Maryland corporation.

Each Fund files its complete schedule of portfolio holdings with Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Funds, shareholders can call 1-800-446-1013.

Information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-446-1013, (2) on the Funds’ website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. Effective June 17, 2005, PricewaterhouseCoopers LLP (“PWC”) resigned as the Registrant’s principal accountant (the “Auditor”). The Registrant’s audit committee approved the engagement of KPMG LLP (“KPMG”) as the Registrant’s new principal accountant for the fiscal year ended December 31, 2005. The aggregate fees billed in the last two fiscal years ending December 31, 2004 and December 31, 2005 (the “Reporting Periods”) for professional services rendered by PWC for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $282,000 in 2004 and $243,500 in 2005. KPMG has not billed the Registrant for professional services rendered as of December 31, 2005.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by PWC or KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2004 and $45,050 in 2005.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Salomon Brothers Series Funds Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by PWC for tax compliance, tax advice and tax planning (“Tax Services”) were $32,700 in 2004 and $33,681 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. As of December 31, 2005, KPMG has not billed the Registrant for any Tax Services rendered.

There were no fees billed for tax services by PWC or KPMG to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no non-audit services rendered by KPMG to SBAM, or any entity controlling, controlled by or under common control with SBAM that provided ongoing services to the Registrant.

All Other Fees. There were no other non-audit services rendered by PWC or KPMG to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Salomon Brothers Series Funds Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the

Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Salomon Brothers Series Funds Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2004 and 2005; Tax Fees were 100% and 100% for 2004 and 2005; and Other Fees were 100% and 100% for 2004 and 2005.

(f) N/A

(g) The aggregate fees billed for all other non-audit services rendered by PWC to Salomon Brothers Asset Management (“SBAM”), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Salomon Brothers Series Funds Inc., requiring pre-approval by the Audit Committee for the period May 6, 2003 through December 31, 2004 and for the year ended December 31, 2005, which include the issuance of reports on internal control under SAS No. 70 related to various Citigroup Asset Management (“CAM”) entities a profitability review of the Adviser and phase 1 pf an analysis of Citigroup’s current and future real estate occupancy requirements in the tri-state area and security risk issues in the New York metro region were $0.0 and $1.3 million, respectively, all of which were pre-approved by the Audit Committee.

Non-audit fees billed by PWC for services rendered to Salomon Brothers Series Funds Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Salomon Brothers Series Funds Inc. during the reporting period were $6.4 million and $2.7 million for the years ended December 31, 2004 and December 31, 2005, respectively.

Non-audit fees billed by KPMG for services rendered to Salomon Brothers Series Funds Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Salomon Brothers Series Funds Inc. during the reporting period was $75,000 and $0 for the years ended December 31, 2004 and December 31, 2005, respectively. Such fees relate to services provided in connection with the transfer agent matter as fully described in the notes to the financial statements.

(h) Yes. The Salomon Brothers Series Funds Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Salomon Brothers Series Funds Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers Series Funds, Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Salomon Brothers Series Funds, Inc.

Date:	March 10, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Salomon Brothers Series Funds, Inc.

Date:	March 10, 2006

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Salomon Brothers Series Funds, Inc.

Date:	March 10, 2006